UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑                 Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GRAY TELEVISION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

GRAY TELEVISION, INC.

4370 Peachtree Road, N.E.

Atlanta, Georgia 30319

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 6, 2020

The following Notice of Change of Location (the “Notice”) relates to the proxy statement (the “Proxy Statement”) of Gray Television, Inc. (“Gray”), dated March 26, 2020, furnished to Gray’s shareholders in connection with the solicitation of proxies by the Board of Directors of Gray for use at the Annual Meeting of Shareholders to be held on Wednesday, May 6, 2020 (the “Annual Meeting”). The purpose of this Notice is to announce a change in the location of the Annual Meeting to a virtual meeting only, via webcast, at http://viewproxy.com/graytelevision/2020/VM/.

This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 24, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

GRAY TELEVISION, INC.

NOTICE OF CHANGE OF LOCATION OF
ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 6, 2020 11:30 a.m., Eastern time	http://viewproxy.com/graytelevision/2020/VM/

Dear Shareholder,

Due to the public health impact of the novel coronavirus and COVID-19 and to support the health and well-being of our shareholders, employees, and their families, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Gray Television, Inc. (“Gray”) has been changed to a virtual meeting format only, via webcast, as noted as a possibility in Gray’s proxy statement filed with the Securities and Exchange Commission on March 26, 2020 (the “Proxy Statement”). You will not be able to attend the Annual Meeting physically in person. The Annual Meeting will continue to be held on Wednesday, May 6, 2020 at 11:30 a.m., Eastern time.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to virtually attend, participate in, and vote at the Annual Meeting if you were a shareholder of record at the close of business on March 9, 2020, the record date.

In order to attend and participate in the Annual Meeting, shareholders must register by May 3, 2020 at 11:59 p.m., Eastern time, at http://viewproxy.com/graytelevision/2020/. Once registered, shareholders can attend, participate in and submit questions at the virtual Annual Meeting at http://viewproxy.com/graytelevision/2020/VM/. If you have already voted, you need not do anything further. Regardless of whether you plan to attend the Annual Meeting, we encourage you to vote as soon as possible by one of three convenient methods in order to ensure your shares are represented at the meeting: accessing the internet site listed on the notice of internet availability of proxy materials or proxy card, calling the toll-free number listed on the proxy card, or signing, dating and returning the proxy card in the previously provided postage-paid envelope. Any proxy you give will not be used if you attend the Annual Meeting and vote virtually.

The proxy card previously distributed will not be updated to reflect the virtual only meeting format and may continue to be used to vote your shares in connection with the Annual Meeting.

For more information about the virtual Annual Meeting, please refer to the “Additional Information About the Virtual Annual Meeting” section on the next page of this Notice of Change of Location and Time.

Atlanta, Georgia

April 24, 2020

By Order of the Board of Directors,

/s/ Hilton H. Howell, Jr.

Hilton H. Howell, Jr.

Executive Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 6, 2020

The following information can be found at http://www.proxyvote.com:

●	Notice of Annual Meeting;

●	Proxy Statement;

●	2019 Annual Report on Form 10-K; and

●	Form of Proxy Card.

Additional Information About the Virtual Annual Meeting

Attendance and Participation

In order to attend and participate in the virtual Annual Meeting, shareholders must register by May 3, 2020 at 11:59 p.m., Eastern time, at http://viewproxy.com/graytelevision/2020/.

If you hold your shares in your name or have received a Notice of Internet Availability or proxy card, please click “Registration for Registered Holders” and enter your name, address and phone number. If you hold your shares through a bank or broker, please click “Registration for Beneficial Holders” and enter your name, phone number and email, and click submit. During the registration process, you will be asked to check a box if you plan to vote at the Annual Meeting. If beneficial holders wish to vote their shares at the Annual Meeting, they must obtain a legal proxy from their bank or broker and upload a copy of their legal proxy to the link provided during registration or email a copy of their legal proxy to virtualmeeting@viewproxy.com. Beneficial holders that wish to attend the Annual Meeting but not vote their shares must still register for the meeting and provide proof that you hold shares in Gray. Once registered, you will receive a registration confirmation email with the meeting password and, if you plan to vote at the Annual Meeting, your Virtual Control Number.

To attend and participate in the Annual Meeting, registered shareholders will visit http://viewproxy.com/graytelevision/2020/VM/ and enter their meeting password. To vote during the Annual Meeting while the polls are open, registered shareholders will visit www.fcrvote.com/GTN/ and enter their Virtual Control Number. If you hold multiple positions and have multiple Virtual Control Numbers, you will need to use each Virtual Control Number in order to vote each position.

The Annual Meeting will begin promptly at 11:30 a.m., Eastern time, on Wednesday, May 6, 2020. We encourage you to access the Annual Meeting prior to the start time. Online access to the Annual Meeting will begin at 11:15 a.m., Eastern time.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong internet connection if they intend to attend, participate in and/or vote at the Annual Meeting. Attendees should allow plenty of time to log in prior to the start of the Annual Meeting.

Questions and Information Accessibility

Registered shareholders may submit questions during the Annual Meeting by following the instructions available on the meeting website. Shareholders may also submit questions in advance of the Annual Meeting during registration. Questions pertinent to Annual Meeting matters will be answered during the Q&A session, subject to time constraints. Questions that are substantially similar may be grouped and answered once to avoid repetition.

Additional information regarding the ability of shareholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting, including the list of our shareholders of record, will be available at http://viewproxy.com/graytelevision/2020/VM/. In addition, prior to the Annual Meeting date, we will make available, through electronic means, a list of shareholders of record as of the record date for inspection by shareholders. To access the electronic shareholder list during this time, please send your request, and proof of ownership, by email to InvestorRelations@gray.tv.

Technical Difficulties

If you encounter any difficulties accessing the virtual Annual Meeting during the log-in or meeting time, please call 1-866-612-8937 or submit any questions to virtualmeeting@viewproxy.com for assistance. Technical support will be available beginning at 11:15 a.m., Eastern time, on May 6, 2020 through the conclusion of the Annual Meeting.

Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at http://viewproxy.com/graytelevision/VM/.